UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-09141
Eaton Vance Municipal Income Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
November 30
Date of Fiscal Year End
May 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

EDUCATION

Semiannual Report May 31, 2010

EATON VANCE MUNICIPAL INCOME TRUST

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/brokerdealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may redeem or purchase its outstanding auction preferred shares (“APS”) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary. The Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Eaton Vance Municipal Income Trust as of May 31, 2010
I N V E S T M E N T  U P D A T E
Eaton Vance Municipal Income Trust (the Trust) is a closed-end fund, traded on the New York Stock Exchange under the symbol “EVN,” designed to provide current income exempt from regular federal income tax. This income is earned by investing primarily in investment-grade municipal securities.
Economic and Market Conditions
During the six months ending May 31, 2010, the U.S. economy remained relatively stable, despite continued high unemployment and concerns over the U.S. budget. U.S. equity and bond markets became more skittish during the period, partially in reaction to the Euro Zone credit problems that began in Greece. The U.S. economy grew at an annualized rate of 5.7% in the fourth quarter of 2009 and 2.7% in the first quarter of 2010, according to the U.S. Department of Commerce.
The municipal bond market’s performance was relatively flat during the period, with slightly negative returns in the final month of 2009 being offset by positive performance in the first part of 2010. For the period, the Trust’s primary benchmark, the Barclays Capital Long (22+) Municipal Bond Index (the Index)—a broad-based, unmanaged index of municipal bonds with maturities of at least 22 years—gained 6.08%.1 Economic fundamentals continued to improve and demand for municipals remained strong.
The significant performance disparities among the municipal market’s segments, which became historically wide during 2008 and the first three quarters of 2009, began to dissipate during the six-month period ended May 31, 2010. After nearly two years of irrational market behavior, we witnessed a period in which there was more typical—and less volatile—performance across credit quality, maturities and sectors. In the face of limited tax-exempt supply due to the success of the Build America Bond program, demand from municipal investors remained positive during the period, though the gusto with which they purchased municipal funds waned from 2009 levels. We believe lighter inflows were likely driven by lower yields, a continuation of credit-related headline “noise” and investor preparation for tax bills in March and April 2010.
Trust shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
During the six months ending May 31, 2010, the Trust outperformed the Index and its Lipper peer group average at net asset value and market price.1 Given the combination of the Trust’s objective of providing tax-exempt income and the municipal yield curve’s historically upward slope, the Trust generally holds longer-maturity bonds relative to the broad market than many of our competitors. The Trust invests across the credit spectrum; as a result, narrowing credit yield spreads during the period contributed to its outperformance of the Index. However, management’s bias toward long maturities, which was the basis for much of the Trust’s significant relative outperformance in the first three quarters of 2009, detracted slightly during the six-month period.
Management employed leverage in the Trust, through which additional exposure to the municipal market was achieved. Leverage has the impact of magnifying the Trust’s exposure to its underlying investments in both up and down markets. During the period, the Trust’s leverage also contributed to its outperformance of the Index.
As we move ahead, we recognize that many state and local governments face significant budget deficits that are driven primarily by a steep decline in tax revenues. We will continue to closely monitor the economy and its impact on current and future budget deficits, and we will stay abreast of any new solutions provided by state and local officials to address their fiscal problems. As in all environments, we maintain our long-term perspective on the markets against the backdrop of relatively short periods of market volatility. We will continue to actively manage the Trust with the same income-focused, relative value approach we have always employed. We believe that this approach, which is based on credit research and decades of experience in the municipal market, has served municipal investors well over the long term.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results.
The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Trust’s current or future investments and may change due to active management.

Eaton Vance Municipal Income Trust as of May 31, 2010
I N V E S T M E N T  U P D A T E
A Note Regarding The Use Of Leverage
The Trust employs leverage through the issuance of Auction Preferred Shares (APS) and/or the use of residual interest bond (RIB) financing.1 The Trust’s APS and RIB leverage percentage as of May 31, 2010, is reflected on page 3. The leverage created by APS and RIB investments provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of the common shares).

[1]	See Note 1H to the Financial Statements for more information on RIB investments.

Eaton Vance Municipal Income Trust as of May 31, 2010
P E R F O R M A N C E  I N F O R M A T I O N  A N D  P O R T F O L I O  C O M P O S I T I O N

Performance[1]
NYSE Symbol	EVN

Average Annual Total Returns (by market price)

Six Months	13.70%
One Year	29.63
Five Years	1.13
Ten Years	9.23
Life of Trust (1/29/99)	5.54

Average Annual Total Returns (by net asset value)

Six Months	10.72%
One Year	31.03
Five Years	2.29
Ten Years	8.05
Life of Trust (1/29/99)	4.76

Premium/(Discount) to NAV (5/31/10)	8.76%

Market Yields

Market Yield[2]	7.58%
Taxable-Equivalent Market Yield[3]	11.66
Index Performance4 (Average Annual Total Returns)

Barclays Capital Long (22+) Municipal Bond Index

Six Months	6.08%
One Year	13.53
Five Years	3.86
Ten Years	6.51
Lipper Averages5 (Average Annual Total Returns)

Lipper General Municipal Debt Funds (Leveraged) Classification (by net asset value)

Six Months	7.95%
One Year	18.69
Five Years	3.79
Ten Years	6.64
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Trust’s current performance may be lower or higher than the quoted return. Trust performance during certain periods reflects the strong bond market performance and/or the strong performance of bonds held during those periods. This performance is not typical and may not be repeated. For performance as of the most recent month end, please refer to www.eatonvance.com.
Portfolio Manager: Thomas M. Metzold, CFA
Rating Distribution*6

By total investments

*	The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution at 5/31/10 is as follows:

AAA	20.8%
AA	13.6%
A	21.7%
BBB	18.1%
BB	2.5%
B	7.3%
CCC	1.9%
Not Rated	14.1%
Trust Statistics7

• Number of Issues:	188
• Average Maturity:	23.9 years
• Average Effective Maturity:	18.1 years
• Average Call Protection:	9.7 years
• Average Dollar Price:	$88.89
• APS Leverage**:	24.6%
• RIB Leverage**:	22.1%

**	APS leverage represents the liquidation value of the Trust’s Auction Preferred Shares (APS) outstanding as of 5/31/10 as a percentage of the Trust’s net assets applicable to common shares plus APS and Floating Rate Notes. RIB leverage represents the amount of Floating Rate Notes outstanding as of 5/31/10 as a percentage of the Trust’s net assets applicable to common shares plus APS and Floating Rate Notes.
1 Six-month returns are cumulative. Other returns are presented on an average annual basis. Returns are historical and are calculated by determining the percentage change in market price or net asset value (as applicable) with all distributions reinvested. The Trust’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Trust, market conditions, fluctuations in supply and demand for the Trust’s shares, or changes in Trust distributions. Performance results reflect the effects of APS outstanding and RIB investments, which are forms of investment leverage. Use of leverage creates an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of net asset value and market price of common shares). 2 The Trust’s market yield is calculated by dividing the last regular dividend per common share in the period (annualized) by the market price at the end of the period. 3 Taxable-equivalent figure assumes a maximum 35.00% federal income tax rate. A lower tax rate would result in a lower tax-equivalent figure. 4 It is not possible to invest directly in an Index. The Index’s total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 5 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Trust. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper General Municipal Debt Funds (Leveraged) Classification (closed-end) contained 63, 62, 59 and 42 funds for the 6-month, 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only. 6 Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied. 7 Trust holdings information excludes securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1H to the Trust’s financial statements.

Eaton Vance Municipal Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments — 191.7%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 1.4%

$2,950	Maryland Energy Financing Administration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$2,951,180
1,300	Pennsylvania Economic Development Financing Authority, (Northampton Generating), (AMT), 6.50%, 1/1/13	792,662

		$3,743,842

Education — 10.9%

$9,000	California Educational Facilities Authority, (Stanford University), 5.25%, 12/1/32(1)	$9,371,250
1,000	Massachusetts Development Finance Agency, (Boston University), 6.00%, 5/15/59	1,146,070
2,490	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(1)	2,646,115
2,500	Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.50%, 11/15/36(2)	2,852,300
10,500	New York Dormitory Authority, (Cornell University), 5.00%, 7/1/39(1)	11,141,235
1,000	Rhode Island Health and Educational Building Corp., (University of Rhode Island), 6.25%, 9/15/34	1,093,180

		$28,250,150

Electric Utilities — 3.4%

$1,300	Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 5.40%, 5/1/29	$616,265
4,865	Brazos River Authority, TX, Pollution Control Revenue, (Texas Energy Co.), (AMT), 8.25%, 5/1/33	3,025,154
2,310	Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	2,525,223
2,935	Massachusetts Development Finance Agency, (Dominion Energy Brayton Point), (AMT), 5.00%, 2/1/36	2,734,217

		$8,900,859

General Obligations — 3.2%

$500	Burleson, TX, Independent School District, 5.00%, 8/1/38	$527,940
1,525	California, (AMT), 5.05%, 12/1/36	1,392,233
4,000	Michigan Municipal Bond Authority, 9.50%, 8/20/10	3,996,320
2,340	Port Authority of Houston, TX, (Harris County), (AMT), 5.625%, 10/1/38(1)	2,472,912

		$8,389,405

Health Care-Miscellaneous — 1.2%

$1,865	New Jersey Health Care Facilities Financing Authority, (Community Hospital Group, Inc.), 5.75%, 10/1/31	$2,002,805
117	Osceola County, FL, Industrial Development Authority, (Community Provider Pooled Loan), 7.75%, 7/1/17	117,007
231	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36(3)	237,099
611	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.25%, 12/1/36(3)	625,886
232	Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.75%, 12/1/36(3)	237,484

		$3,220,281

Hospital — 23.5%

$10,000	California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39(1)(4)	$10,529,100
3,500	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/34	3,408,650
3,000	California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/36	2,914,410
430	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	414,348
1,610	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	1,455,520
1,200	Camden County, NJ, Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	1,172,496
680	Chautauqua County, NY, Industrial Development Agency, (Women’s Christian Association), 6.35%, 11/15/17	669,106
970	Chautauqua County, NY, Industrial Development Agency, (Women’s Christian Association), 6.40%, 11/15/29	872,214
535	Douglas County, NE, Hospital Authority No. 2, (Immanuel Health System, Inc.), 5.50%, 1/1/30	548,600
1,075	Douglas County, NE, Hospital Authority No. 2, (Immanuel Health System, Inc.), 5.625%, 1/1/40	1,092,867
1,885	Hawaii Pacific Health Special Purpose Revenue, 5.50%, 7/1/40(5)	1,873,916
3,280	Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	3,726,113
2,575	Louisiana Public Facilities Authority, (Tuoro Infirmary), 5.625%, 8/15/29	1,989,960
2,000	Martin County, MN, (Fairmont Community Hospital Association), 6.625%, 9/1/22	2,014,080
2,280	Mecosta County, MI, (Michigan General Hospital), 6.00%, 5/15/18	2,218,189
3,000	Monroe County, PA, Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	2,886,750
2,500	New York Dormitory Authority, (Memorial Sloan-Kettering Cancer Center), 5.00%, 7/1/36(1)	2,589,050

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)

$1,465	New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	$1,470,289
2,930	New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	2,862,346
11,400	North Carolina Medical Care Commission, (North Carolina Baptist Hospital), 5.25%, 6/1/29(1)	12,168,208
1,570	South Lake County, FL, Hospital District, (South Lake Hospital), 6.25%, 4/1/39	1,627,854
1,500	St. Paul, MN, Housing and Redevelopment Authority, (HealthPartners, Inc.), 5.25%, 5/15/36	1,410,990
1,390	Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), Variable Rate, 5.44%, 9/1/32	1,299,859

		$61,214,915

Housing — 18.0%

$1,630	California Housing Finance Agency, (AMT), 4.75%, 8/1/42	$1,270,455
2,050	California Housing Finance Agency, (AMT), 5.60%, 8/1/38	1,946,967
4,850	California Rural Home Mortgage Finance Authority, (AMT), 5.50%, 8/1/47	2,967,618
4,000	Charter Mac Equity Trust, TN, 6.00%, 5/15/19(3)	4,221,320
2,055	Colorado Housing and Finance Authority, (Birchwood Manor Project), (GNMA), (AMT), 5.50%, 9/20/36	2,138,351
1,425	Fairfax County, VA, Redevelopment and Housing Authority, (Cedar Ridge), (AMT), 4.85%, 10/1/48	1,358,053
1,530	Lake Creek, CO, Affordable Housing Corp., MFMR, 7.00%, 12/1/23	1,530,490
3,842	Muni Mae Tax-Exempt Bond, LLC, 7.50%, 6/30/49(3)	3,562,686
2,485	North Little Rock, AR, Residential Housing Facilities, (Parkstone Place), 6.50%, 8/1/21	2,491,362
2,030	Ohio Housing Finance Agency, (Residential Mortgage-Backed Securities), (FNMA), (GNMA), (AMT), 4.75%, 3/1/37	1,941,005
3,265	Oregon Health Authority, (Trillium Affordable Housing), (AMT), 6.75%, 2/15/29	3,043,992
4,020	Pennsylvania Housing Finance Agency, SFMR, (AMT), 4.70%, 10/1/37	3,796,448
13,480	Rhode Island Housing and Mortgage Finance Corp., (AMT), 5.45%, 10/1/47	13,561,486
3,300	Texas Student Housing Corp., (University of Northern Texas), 6.75%, 7/1/16	2,907,894

		$46,738,127

Industrial Development Revenue — 24.2%

$1,640	ABIA Development Corp., TX, (Austin CargoPort Development), (AMT), 6.50%, 10/1/24	$1,408,383
3,260	Alabama Industrial Development Authority, Solid Waste Disposal, (Pine City Fiber Co.), (AMT), 6.45%, 12/1/23	2,861,400
4,600	Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	4,593,560
1,945	Broward County, FL, (Lynxs CargoPort), (AMT), 6.75%, 6/1/19	1,746,104
1,000	Butler County, AL, Industrial Development Authority, (International Paper Co.), (AMT), 7.00%, 9/1/32	1,079,780
3,000	California Pollution Control Financing Authority, (Browning-Ferris Industries, Inc.), (AMT), 6.875%, 11/1/27	3,004,830
1,300	California Pollution Control Financing Authority, (Waste Management, Inc.), (AMT), 5.40%, 4/1/25	1,325,311
1,060	Capital Trust Agency, FL, (Fort Lauderdale Project), (AMT), 5.75%, 1/1/32	935,969
400	Clayton County, GA, Development Authority, (Delta Airlines, Inc.), 8.75%, 6/1/29	426,920
2,240	Clayton County, GA, Development Authority, (Delta Airlines, Inc.), (AMT), 9.00%, 6/1/35	2,333,722
2,625	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.25%, 10/1/32	2,057,764
2,305	Denver, CO, City and County Special Facilities, (United Airlines), (AMT), 5.75%, 10/1/32	1,936,131
1,000	Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), 5.60%, 4/1/32	940,000
2,500	Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), (AMT), 5.70%, 4/1/32	2,415,025
1,000	Indiana Financing Authority, (Duke Energy Indiana, Inc.), 6.00%, 8/1/39	1,098,260
1,590	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35	1,607,283
1,350	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(1)	1,364,710
1,600	Luzerne County, PA, Industrial Development Authority, (Pennsylvania-American Water Co.), 5.50%, 12/1/39	1,656,272
5,000	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	4,566,250
8,140	New York, NY, Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 7.75%, 8/1/31	8,326,162
3,500	New York, NY, Industrial Development Agency, (American Airlines, Inc. - JFK International Airport), (AMT), 8.50%, 8/1/28	3,614,555
4,630	Phoenix, AZ, Industrial Development Authority, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	3,807,804
650	Puerto Rico Port Authority, (American Airlines, Inc.), (AMT), 6.30%, 6/1/23	530,777
2,090	Savannah, GA, Economic Development Authority, (Intercat-Savannah), (AMT), 7.00%, 1/1/38	1,637,703
6,980	St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	6,687,747

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue (continued)

$1,050	West Virginia Economic Development Authority, (Appalachian Power Co.), Variable Rate, 5.375%, 12/1/38	$1,053,759

		$63,016,181

Insured-Hospital — 13.7%

$3,250	Indiana Health and Educational Facility Finance Authority, (Sisters of St. Francis Health Services), (AGM), 5.25%, 5/15/41(1)	$3,349,645
2,625	Iowa Finance Authority, Health Facilities, (Iowa Health System), (AGC), 5.625%, 8/15/37	2,804,681
15,000	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/25	6,119,700
17,980	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/26(6)	6,831,861
8,590	Kentucky Economic Development Authority, (Norton Healthcare, Inc.), (NPFG), 0.00%, 10/1/27	3,045,327
2,500	Maryland Health and Higher Educational Facilities Authority, (Lifebridge Health), (AGC), 4.75%, 7/1/47(1)	2,500,350
10,000	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series I, (AGC), 5.00%, 7/1/38(1)	10,172,600
750	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series V, (AGC), 5.00%, 7/1/38(1)	762,945

		$35,587,109

Insured-Housing — 0.4%

$1,100	Broward County, FL, Housing Finance Authority, MFMR, (Venice Homes Apartments), (AGM), (AMT), 5.70%, 1/1/32	$1,105,588

		$1,105,588

Insured-Lease Revenue / Certificates of Participation — 2.1%

$2,665	Hudson Yards, NY, Infrastructure Corp., (NPFG), 4.50%, 2/15/47	$2,472,107
3,000	San Diego County, CA, Water Authority, Certificates of Participation, (AGM), 5.00%, 5/1/38(1)	3,105,030

		$5,577,137

Insured-Other Revenue — 3.4%

$4,210	Harris County-Houston, TX, Sports Authority, (NPFG), 0.00%, 11/15/34	$810,383
10,325	New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/36	2,421,419
8,600	New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 0.00%, 3/1/37	1,886,754
3,100	New York, NY, Industrial Development Agency, (Yankee Stadium), (AGC), 7.00%, 3/1/49	3,608,245

		$8,726,801

Insured-Special Tax Revenue — 9.9%

$50,000	Metropolitan Pier and Exposition Authority, IL, (AGM), (NPFG), 0.00%, 12/15/38	$9,299,000
34,950	Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/37	6,905,071
3,040	Miami-Dade County, FL, Special Obligation, (NPFG), 0.00%, 10/1/35	572,219
5,000	Miami-Dade County, FL, Special Obligation, (NPFG), 0.00%, 10/1/38	753,500
5,610	Miami-Dade County, FL, Special Obligation, (NPFG), 0.00%, 10/1/40	729,412
2,290	New York Convention Center Development Corp., Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	2,228,697
14,850	Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	937,332
8,695	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/44	1,116,873
17,245	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	2,061,295
10,850	Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/46	1,205,978

		$25,809,377

Insured-Student Loan — 5.9%

$4,090	Maine Educational Loan Authority, (AGC), 5.625%, 12/1/27	$4,312,987
805	Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	856,182
7,940	Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	7,026,264
3,000	New Jersey Higher Education Assistance Authority, (AGC), (AMT), 6.125%, 6/1/30	3,226,620

		$15,422,053

Insured-Transportation — 19.5%

$12,425	Alameda, CA, Corridor Transportation Authority, (NPFG), 0.00%, 10/1/33	$2,731,139
3,500	Chicago, IL, (O’Hare International Airport), (AMBAC), (AMT), 5.375%, 1/1/32	3,484,320
3,850	Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	3,931,273

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation (continued)

$5,500	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.375%, 1/1/40(7)	$1,653,795
1,000	Director of the State of Nevada Department of Business and Industry, (Las Vegas Monorail), (AMBAC), 5.625%, 1/1/32(7)	300,690
2,100	Maryland Transportation Authority, (AGM), 5.00%, 7/1/41(1)	2,225,255
3,715	Miami-Dade County, FL, Aviation Revenue, (Miami International Airport), (AGC), (CIFG), (AMT), 5.00%, 10/1/38	3,594,523
3,140	Miami-Dade County, FL, Aviation Revenue, (Miami International Airport), (AGM), (AMT), 5.25%, 10/1/41	3,134,976
15,000	North Carolina Turnpike Authority, (AGC), 0.00%, 1/1/34	3,983,400
9,820	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)	10,463,652
10,555	San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Bonds, (NPFG), 0.00%, 1/15/32	1,918,477
1,610	San Jose, CA, Airport, (AGM), (AMBAC), (AMT), 5.00%, 3/1/37	1,536,793
2,500	San Jose, CA, Airport, (AGM), (AMBAC), (BHAC), (AMT), 5.00%, 3/1/37	2,511,200
8,990	San Jose, CA, Airport, (AMBAC), (AMT), 5.50%, 3/1/32	9,146,336

		$50,615,829

Insured-Water and Sewer — 10.4%

$3,750	Austin, TX, Water and Wastewater, (AGM), (BHAC), 5.00%, 11/15/33(1)	$3,907,462
17,985	DeKalb, GA, Water and Sewer, (AGM), 5.00%, 10/1/35(1)	19,796,449
3,250	Fernley, NV, Water and Sewer, (AGC), 5.00%, 2/1/38(1)	3,280,713

		$26,984,624

Lease Revenue / Certificates of Participation — 1.9%

$4,400	Mohave County, AZ, Industrial Development Authority, (Mohave Prison LLC), 8.00%, 5/1/25	$4,951,452

		$4,951,452

Nursing Home — 1.1%

$265	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.60%, 4/1/24	$265,064
2,735	Orange County, FL, Health Facilities Authority, (Westminster Community Care), 6.75%, 4/1/34	2,666,734

		$2,931,798

Other Revenue — 14.2%

$785	Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.00%, 7/15/30	$809,249
880	Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.25%, 7/15/40	907,527
480	Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.375%, 7/15/43	494,395
58,690	Buckeye Tobacco Settlement Financing Authority, OH, 0.00%, 6/1/47	1,987,830
1,955	Central Falls, RI, Detention Facility Revenue, 7.25%, 7/15/35	1,691,935
1,535	Main Street National Gas, Inc., GA, Gas Project Revenue, 5.50%, 9/15/27	1,511,315
7,600	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	5,684,420
2,350	Michigan Tobacco Settlement Finance Authority, 6.875%, 6/1/42	2,105,389
1,500	Mohegan Tribe Indians Gaming Authority, CT, (Public Improvements), 6.25%, 1/1/21(3)	1,309,845
5	New Jersey Economic Development Authority, (Duke Farms Foundation), 5.00%, 7/1/48	5,267
2,370	New Jersey Economic Development Authority, (Duke Farms Foundation), 5.00%, 7/1/48(1)	2,496,598
2,300	Northern Tobacco Securitization Corp., AK, 0.00%, 6/1/46	91,425
125	Otero County, NM, Jail Project Revenue, 5.50%, 4/1/13	123,021
360	Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	325,292
100	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/23	83,203
110	Otero County, NM, Jail Project Revenue, 6.00%, 4/1/28	86,706
8,000	Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	7,226,880
4,000	Seminole Tribe, FL, 5.25%, 10/1/27(3)	3,629,360
1,365	Seminole Tribe, FL, 5.50%, 10/1/24(3)	1,292,328
1,000	Tennessee Energy Acquisition Corp., Gas Revenue, 5.00%, 2/1/22	981,470
6,905	Tobacco Settlement Financing Corp., VA, 0.00%, 6/1/47	233,872
4,180	Tobacco Settlement Financing Corp., VA, 5.00%, 6/1/47	2,789,272
1,415	White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(3)	1,038,497

		$36,905,096

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Principal Amount
(000’s omitted)	Security	Value

Senior Living / Life Care — 1.6%

$3,210	Cliff House Trust, PA, (AMT), 6.625%, 6/1/27	$1,682,618
3,240	Logan County, CO, Industrial Development, (TLC Care Choices, Inc.), 6.875%, 12/1/23(8)	2,434,277

		$4,116,895

Special Tax Revenue — 4.0%

$3,280	Bell Mountain Ranch, CO, Metropolitan District, 6.625%, 11/15/25	$3,293,645
500	Covington Park, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/31	466,775
200	Dupree Lakes, FL, Community Development District, 5.00%, 11/1/10	181,020
205	Dupree Lakes, FL, Community Development District, 5.00%, 5/1/12	154,478
345	Dupree Lakes, FL, Community Development District, 5.375%, 5/1/37	264,894
300	Heritage Harbor South, FL, Community Development District, (Capital Improvements), 6.20%, 5/1/35	295,863
210	Heritage Springs, FL, Community Development District, 5.25%, 5/1/26	186,283
190	Longleaf, FL, Community Development District, 6.20%, 5/1/09(9)	148,181
340	New River, FL, Community Development District, (Capital Improvements), 5.00%, 5/1/13	135,864
140	New River, FL, Community Development District, (Capital Improvements), 5.35%, 5/1/38	56,280
320	North Springs, FL, Improvement District, (Heron Bay), 5.20%, 5/1/27	208,390
520	North Springs, FL, Improvement District, (Heron Bay), 7.00%, 5/1/19	520,328
960	River Hall, FL, Community Development District, (Capital Improvements), 5.45%, 5/1/36	464,314
470	Southern Hills Plantation I, FL, Community Development District, 5.80%, 5/1/35	240,203
600	Sterling Hill, FL, Community Development District, 6.20%, 5/1/35	562,470
655	University Square, FL, Community Development District, 6.75%, 5/1/20	657,043
1,780	Virgin Islands Public Finance Authority, 6.75%, 10/1/37	1,990,342
655	Waterlefe, FL, Community Development District, 6.95%, 5/1/31	654,234

		$10,480,607

Student Loan — 3.3%

$8,500	New Jersey Higher Education Assistance Authority, (AMT), Variable Rate, 1.337%, 6/1/36(1)	$8,487,420

		$8,487,420

Transportation — 11.4%

$1,220	Augusta, GA, (AMT), 5.35%, 1/1/28	$1,111,749
915	Branson, MO, Regional Airport Transportation Development District, (Branson Airport, LLC), (AMT), 6.00%, 7/1/25	479,332
1,800	Branson, MO, Regional Airport Transportation Development District, (Branson Airport, LLC), (AMT), 6.00%, 7/1/37	942,966
1,000	Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.375%, 5/15/33	1,030,330
400	Memphis-Shelby County, TN, Airport Authority, (AMT), 5.75%, 7/1/24	424,180
4,000	Miami-Dade County, FL, Aviation Revenue, (Miami International Airport), 5.50%, 10/1/36	4,132,440
1,515	North Texas Tollway Authority, 5.75%, 1/1/38	1,586,947
1,500	Pennsylvania Turnpike Commission, 0.00%, 12/1/38	1,023,105
7,290	Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(1)	7,806,399
1,250	Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	1,319,463
9,300	Triborough Bridge & Tunnel Authority, NY, 5.00%, 11/15/37(1)	9,766,953

		$29,623,864

Water and Sewer — 3.1%

$3,405	Massachusetts Water Resources Authority, 4.00%, 8/1/46	$3,114,043
4,500	New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.25%, 6/15/40(1)	4,870,125

		$7,984,168

Total Tax-Exempt Investments — 191.7%
(identified cost $503,831,236)		$498,783,578

Auction Preferred Shares Plus Cumulative
Unpaid Dividends — (46.2)%		$(120,157,161)

Other Assets, Less Liabilities — (45.5)%		$(118,378,771)

Net Assets Applicable to Common Shares — 100.0%		$260,247,646

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

AGC - Assured Guaranty Corp.

AGM - Assured Guaranty Municipal Corp.

AMBAC - AMBAC Financial Group, Inc.

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC - Berkshire Hathaway Assurance Corp.
CIFG - CIFG Assurance North America, Inc.
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
MFMR - Multi-Family Mortgage Revenue
NPFG - National Public Finance Guaranty Corp.
SFMR - Single Family Mortgage Revenue

At May 31, 2010, the concentration of the Trust’s investments in the various states, determined as a percentage of total investments, is as follows:

New York	14.4%
California	12.0%
Others, representing less than 10% individually	73.6%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at May 31, 2010, 34.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.3% to 12.2% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1H).

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(3)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At May 31, 2010, the aggregate value of these securities is $16,154,505 or 6.2% of the Trust’s net assets applicable to common shares.

(4)	Security (or a portion thereof) has been pledged as collateral for inverse floating-rate security transactions. The aggregate value of such collateral is $3,029,100.

(5)	When-issued security.

(6)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(7)	Defaulted bond.

(8)	Security is in default and is making only partial interest payments.

(9)	Defaulted matured bond.

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2010

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of May 31, 2010

Assets

Investments, at value (identified cost, $503,831,236)	$498,783,578
Interest receivable	7,728,680
Receivable for investments sold	20,210
Deferred debt issuance costs	85,511

Total assets	$506,617,979

Liabilities

Payable for floating rate notes issued	$107,905,000
Payable for investments purchased	14,676,344
Payable for when-issued securities	1,848,246
Payable for variation margin on open financial futures contracts	82,031
Due to custodian	1,004,551
Payable to affiliates:
Investment adviser fee	248,245
Administration fee	72,480
Trustees’ fees	2,388
Interest expense and fees payable	222,245
Accrued expenses	151,642

Total liabilities	$126,213,172

Auction preferred shares at liquidation value plus cumulative unpaid dividends	$120,157,161

Net assets applicable to common shares	$260,247,646

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$225,654
Additional paid-in capital	302,643,014
Accumulated net realized loss	(42,916,882)
Accumulated undistributed net investment income	4,452,858
Net unrealized depreciation	(4,156,998)

Net assets applicable to common shares	$260,247,646

Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)

4,806

Common Shares Outstanding

22,565,406

Net Asset Value Per Common Share

Net assets applicable to common shares ÷ common shares issued and outstanding	$11.53

Statement of Operations

For the Six Months Ended
May 31, 2010

Investment Income

Interest	$14,165,064

Total investment income	$14,165,064

Expenses

Investment adviser fee	$1,465,474
Administration fee	420,260
Trustees’ fees and expenses	7,439
Custodian fee	73,701
Transfer and dividend disbursing agent fees	18,350
Legal and accounting services	65,577
Printing and postage	47,095
Interest expense and fees	368,011
Preferred shares service fee	86,910
Miscellaneous	45,482

Total expenses	$2,598,299

Deduct —
Reduction of custodian fee	$65

Total expense reductions	$65

Net expenses	$2,598,234

Net investment income	$11,566,830

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$437,946
Financial futures contracts	(4,025,865)

Net realized loss	$(3,587,919)

Change in unrealized appreciation (depreciation) —
Investments	$17,451,907
Financial futures contracts	890,660

Net change in unrealized appreciation (depreciation)	$18,342,567

Net realized and unrealized gain	$14,754,648

Distributions to preferred shareholders —
From net investment income	$(233,865)

Net increase in net assets from operations	$26,087,613

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	May 31, 2010	Year Ended
in Net Assets	(Unaudited)	November 30, 2009

From operations —
Net investment income	$11,566,830	$19,582,420
Net realized loss from investment transactions, financial futures contracts and swap contracts	(3,587,919)	(21,027,307)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and swap contracts	18,342,567	72,547,936
Distributions to preferred shareholders —
From net investment income	(233,865)	(726,603)

Net increase in net assets from operations	$26,087,613	$70,376,446

Distributions to common shareholders —
From net investment income	$(10,548,300)	$(16,875,356)

Total distributions to common shareholders	$(10,548,300)	$(16,875,356)

Capital share transactions —
Reinvestment of distributions to common shareholders	$862,556	$1,731,349
Issued in connection with tax-free reorganization (see Note 11)	—	48,359,695

Net increase in net assets from capital share transactions	$862,556	$50,091,044

Net increase in net assets	$16,401,869	$103,592,134

Net Assets Applicable to Common Shares

At beginning of period	$243,845,777	$140,253,643

At end of period	$260,247,646	$243,845,777

Accumulated undistributed net investment income included in net assets applicable to common shares

At end of period	$4,452,858	$3,668,193

Statement of Cash Flows

For the Six Months Ended
Cash Flows From	May 31, 2010
Operating Activities	(Unaudited)

Net increase in net assets from operations	$26,087,613
Distributions to preferred shareholders	233,865

Net increase in net assets from operations excluding distributions to preferred shareholders	$26,321,478
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(72,993,945)
Investments sold	33,738,454
Net accretion/amortization of premium (discount)	(1,833,822)
Amortization of deferred debt issuance costs	4,652
Increase in interest receivable	(506,220)
Decrease in receivable for investments sold	84,790
Increase in payable for investments purchased	14,676,344
Increase in payable for when-issued securities	248,246
Increase in payable for variation margin on open financial futures contracts	82,031
Increase in payable to affiliate for investment adviser fee	12,270
Increase in payable to affiliate for administration fees	5,059
Increase in payable to affiliate for Trustees’ fees	271
Increase in interest expense and fees payable	3,164
Increase in accrued expenses	11,281
Net change in unrealized (appreciation) depreciation from investments	(17,451,907)
Net realized gain from investments	(437,946)

Net cash used in operating activities	$(18,035,800)

Cash Flows From Financing Activities

Distributions paid to common shareholders, net of reinvestments	$(9,685,744)
Cash distributions paid to preferred shareholders	(233,983)
Proceeds from secured borrowings	26,390,000
Increase in due to custodian	1,004,551

Net cash provided by financing activities	$17,474,824

Net decrease in cash	$(560,976)

Cash at beginning of period	$560,976

Cash at end of period	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$862,556
Cash paid for interest and fees	$210,570

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended		Year Ended November 30,
	May 31, 2010
	(Unaudited)		2009	2008	2007	2006	2005

Net asset value — Beginning of period (Common shares)	$10.840		$8.110	$14.370	$15.880	$14.470	$13.950

Income (Loss) From Operations

Net investment income(1)	$0.513		$0.981	$1.067	$1.076	$1.100	$1.165
Net realized and unrealized gain (loss)	0.655		2.648	(6.262)	(1.518)	1.444	0.611
Distributions to preferred shareholders
From net investment income(1)	(0.010)		(0.036)	(0.258)	(0.278)	(0.252)	(0.151)

Total income (loss) from operations	$1.158		$3.593	$(5.453)	$(0.720)	$2.292	$1.625

Less Distributions to Common Shareholders

From net investment income	$(0.468)		$(0.863)	$(0.807)	$(0.790)	$(0.882)	$(1.105)

Total distributions to common shareholders	$(0.468)		$(0.863)	$(0.807)	$(0.790)	$(0.882)	$(1.105)

Net asset value — End of period (Common shares)	$11.530		$10.840	$8.110	$14.370	$15.880	$14.470

Market value — End of period (Common shares)	$12.540		$11.480	$8.450	$13.300	$16.010	$14.960

Total Investment Return on Net Asset Value(2)	10.72	%(3)	46.43%	(39.72)%	(4.62)%	16.33%	11.56%

Total Investment Return on Market Value(2)	13.70	%(3)	48.84%	(32.13)%	(12.44)%	13.43%	(0.38)%

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Six Months Ended		Year Ended November 30,
	May 31, 2010
	(Unaudited)		2009	2008	2007		2006	2005

Ratios/Supplemental Data

Net assets applicable to common shares, end of period (000’s omitted)	$260,248		$243,846	$140,254	$246,974		$272,274	$246,915
Ratios (as a percentage of average daily net assets applicable to common shares):(4)
Expenses excluding interest and fees	1.75	%(5)	2.00%	1.84%	1.71	%(6)	1.76%	1.79%
Interest and fee expense(7)	0.29	%(5)	0.47%	0.73%	1.35%		1.46%	0.95%
Total expenses before custodian fee reduction	2.04	%(5)	2.47%	2.57%	3.06	%(6)	3.22%	2.74%
Expenses after custodian fee reduction excluding interest and fees	1.75	%(5)	2.00%	1.82%	1.70	%(6)	1.75%	1.78%
Net investment income	9.09	%(5)	10.44%	8.45%	7.02%		7.27%	8.08%
Portfolio Turnover	7	%(3)	44%	53%	37%		41%	28%

The ratios reported above are based on net assets applicable to common shares. The ratios based on net assets, including amounts related to preferred shares, are as follows:
Ratios (as a percentage of average daily net assets applicable to common shares and preferred shares):(4)
Expenses excluding interest and fees	1.19	%(5)	1.26%	1.17%	1.14	%(6)	1.17%	1.17%
Interest and fee expense(7)	0.20	%(5)	0.29%	0.47%	0.90%		0.97%	0.62%
Total expenses before custodian fee reduction	1.39	%(5)	1.55%	1.64%	2.04	%(6)	2.14%	1.79%
Expenses after custodian fee reduction excluding interest and fees	1.19	%(5)	1.26%	1.16%	1.14	%(6)	1.17%	1.16%
Net investment income	6.18	%(5)	6.56%	5.40%	4.69%		4.83%	5.27%

Senior Securities:
Total preferred shares outstanding	4,806		4,806	4,394	5,240		5,240	5,240
Asset coverage per preferred share(8)	$79,152		$75,739	$56,919	$72,138		$76,963	$72,128
Involuntary liquidation preference per preferred share(9)	$25,000		$25,000	$25,000	$25,000		$25,000	$25,000
Approximate market value per preferred share(9)	$25,000		$25,000	$25,000	$25,000		$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Not annualized.

(4)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(5)	Annualized.

(6)	The investment adviser was allocated a portion of the Trust’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended November 30, 2007). Absent this allocation, total return would be lower.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1H).

(8)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing the result by the number of preferred shares outstanding.

(9)	Plus accumulated and unpaid dividends.

See notes to financial statements

Eaton Vance Municipal Income Trust as of May 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Municipal Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust seeks to provide current income exempt from regular federal income tax.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At November 30, 2009, the Trust, for federal income tax purposes, had a capital loss carryforward of $39,676,505 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforward will expire on November 30, 2011 ($4,036,249), November 30, 2012 ($2,812,831), November 30, 2015 ($1,728,781), November 30, 2016 ($11,985,328) and November 30, 2017 ($19,113,316).

A capital loss carryforward of $4,633,627 included in the amounts above is available to the Trust as a result of the reorganization on May 28, 2009 (see Note 11). Utilization of this capital loss carryforward may be limited in accordance with certain income tax regulations.

As of May 31, 2010, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Trust’s federal tax returns filed in the 3-year period ended November 30, 2009 remains subject to examination by the Internal Revenue Service.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee

Eaton Vance Municipal Income Trust as of May 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in inverse floating rate securities, also referred to as residual interest bonds, whereby the Trust may sell a fixed rate bond to a broker for cash. At the same time, the Trust buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Trust, and which may have been, but is not required to be, the fixed rate bond purchased from the Trust (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Fixed Rate Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Fixed Rate Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying bond, bankruptcy of or payment failure by the issuer of the underlying bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity of the related trust. At May 31, 2010, the amount of the Trust’s Floating Rate Notes outstanding and the related collateral were $107,905,000 and $145,274,175, respectively. The range of interest rates on Floating Rate Notes outstanding at May 31, 2010 was 0.29% to 0.39%. For the six months ended May 31, 2010, the Trust’s average Floating Rate Notes outstanding and the average interest rate (annualized) including fees and amortization of deferred debt issuance costs were $94,110,385 and 0.78%, respectively.

The Trust may enter into shortfall and forbearance agreements with the broker by which the Trust agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of May 31, 2010.

Eaton Vance Municipal Income Trust as of May 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The Trust may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying fixed rate bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Trust’s investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Inverse Floaters held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

I  Financial Futures Contracts — The Trust may enter into financial futures contracts. The Trust’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Trust is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Trust each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Trust. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Interest Rate Swaps — The Trust may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Trust makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Trust is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

K  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

M  Interim Financial Statements — The interim financial statements relating to May 31, 2010 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Trust’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Auction Preferred Shares

The Trust issued 2,620 Series A and Series B Auction Preferred Shares (APS) on March 1, 1999 in a public offering. The underwriting discount and other offering costs incurred in connection with the offering were recorded as a reduction of the paid-in capital of the common shares. The Trust issued 806 Series C APS on May 28, 2009 in connection with the acquisition of Eaton Vance National Municipal Income Trust (see Note 11). Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time

Eaton Vance Municipal Income Trust as of May 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

as the APS auctions are successful. The maximum applicable rate on the APS is 110% (150% for taxable distributions) of the greater of the 1) “AA” Financial Composite Commercial Paper Rate or 2) Taxable Equivalent of the Short-Term Municipal Obligation Rate on the date of the auction. Series of APS are identical in all respects except for the reset dates of the dividend rates.

The number of APS issued and outstanding as of May 31, 2010 is as follows:

APS Issued and Outstanding

Series A	2,000
Series B	2,000
Series C	806

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker-dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3   Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at May 31, 2010, and the amount of dividends paid (including capital gains, if any) to APS shareholders, average APS dividend rates (annualized), and dividend rate ranges for the six months then ended were as follows:

	APS	Dividends	Average APS	Dividend
	Dividend Rates at	Paid to APS	Dividend	Rate
	May 31, 2010	Shareholders	Rates	Ranges (%)

Series A	0.44%	$98,120	0.39%	0.26–0.58
Series B	0.43	96,622	0.39	0.24–0.56
Series C*	0.43	39,123	0.39	0.24–0.56

*	The Trust issued Series C APS on May 28, 2009 in connection with the acquisition of Eaton Vance National Municipal Income Trust (see Note 11).

Beginning February 14, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rates for each series as of May 31, 2010.

The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

4   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.70% of the Trust’s average weekly gross assets and is payable monthly. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust, and the amount of any outstanding APS issued by the Trust. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the liquidation value of the Trust’s APS then outstanding and the amount payable by the Trust to floating rate note holders, such adjustment being limited to the value of the APS outstanding prior to any APS redemptions by the Trust. Pursuant to a fee reduction agreement between the Trust and EVM, commencing May 1, 2010, the annual adviser fee rate will be reduced by 0.015% and an additional 0.015% every May 1 thereafter for the next nineteen years. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.20% of the Trust’s average weekly gross assets.

Eaton Vance Municipal Income Trust as of May 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

For the six months ended May 31, 2010, the investment adviser fee and administration fee were $1,465,474 and $420,260, respectively.

Except for Trustees of the Trust who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended May 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $72,993,945 and $33,738,454, respectively, for the six months ended May 31, 2010.

6   Common Shares of Beneficial Interest

Common shares issued pursuant to the Trust’s dividend reinvestment plan for the six months ended May 31, 2010 and the year ended November 30, 2009 were as follows:

	Six Months Ended
	May 31, 2010	Year Ended
	(Unaudited)	November 30, 2009

Issued pursuant to the Trust’s dividend reinvestment plan	74,128	171,495
Issued in connection with the acquisition of Eaton Vance National Municipal Income Trust (see Note 11)	—	5,027,606

Net increase	74,128	5,199,101

7   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at May 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$385,260,568

Gross unrealized appreciation	$23,686,211
Gross unrealized depreciation	(28,178,201)

Net unrealized depreciation	$(4,491,990)

8   Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Trust to make properly authorized payments. When such payments result in an overdraft, the Trust is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on the Trust’s assets to the extent of any overdraft. At May 31, 2010, the Trust had a payment due to SSBT pursuant to the foregoing arrangement of $1,004,551.

9   Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at May 31, 2010 is as follows:

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Appreciation

9/10	375 U.S. 30-Year Treasury Bond	Short	$(46,886,754)	$(45,996,094)	$890,660

At May 31, 2010, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Trust holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Trust may purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at May 31, 2010 was as follows:

	Fair Value

Derivative	Asset Derivative(1)	Liability Derivative

Futures Contracts	$890,660	$—

(1)	Amount represents cumulative unrealized appreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

Eaton Vance Municipal Income Trust as of May 31, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the six months ended May 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Futures Contracts	$(4,025,865)	$890,660

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the six months ended May 31, 2010, which is indicative of the volume of this derivative type, was approximately $10,714,000.

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2010, the inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Tax-Exempt Investments	$—	$498,783,578	$—	$498,783,578

Total Investments	$—	$498,783,578	$—	$498,783,578

Futures Contracts	$890,660	$—	$—	$890,660

Total	$890,660	$498,783,578	$—	$499,674,238

The Trust held no investments or other financial instruments as of November 30, 2009 whose fair value was determined using Level 3 inputs.

11   Reorganization

Prior to the opening of business on May 28, 2009, the Trust acquired the net assets of Eaton Vance National Municipal Income Trust (National Trust) pursuant to an agreement and plan of reorganization approved by the shareholders of the Trust and National Trust. The acquisition was accomplished by a tax-free exchange of 5,027,606 common shares of the Trust for the 4,260,513 common shares of National Trust outstanding on May 27, 2009, and 806 newly-issued Series C APS of the Trust with an aggregate liquidation value of $20,150,000 in exchange for 806 APS of National Trust outstanding on May 27, 2009 and having the same aggregate liquidation value. The aggregate net assets attributable to common shares of the Trust immediately before the acquisition were $167,134,870. The net assets attributable to common shares of National Trust at that date of $48,359,695, including $4,633,627 of accumulated net realized losses and $8,944,514 of unrealized depreciation, were combined with those of the Trust, resulting in combined net assets attributable to common shares of $215,494,565.

Eaton Vance Municipal Income Trust

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Trust held its Annual Meeting of Shareholders on March 26, 2010. The following action was taken by the shareholders:

Item 1: The election of Thomas E. Faust Jr., Allen R. Freedman and Ralph F. Verni as Class II Trustees of the Trust for a three-year term expiring in 2013. Mr. Verni was elected solely by APS shareholders.

Nominee for Trustee	Number of Shares
Elected by APS Shareholders	For	Withheld

Ralph F. Verni (Class II)	2,511	154

Nominees for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

Thomas E. Faust Jr. (Class II)	20,063,549	541,272
Allen R. Freedman (Class II)	20,069,775	535,046

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Municipal Income Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. The Board considered the Adviser’s large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Fund. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Municipal Income Trust

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board considered the impact of extraordinary market conditions during 2008 and 2009 on the Fund’s performance relative to its peer universe in light of, among other things, the Adviser’s long-standing strategy of generating current income through investments in higher quality (including insured) municipal bonds with longer maturities. The Board noted that the Adviser had restructured management of the municipal bond team and had implemented additional processes and tools designed to manage credit and interest rate risk. The Board concluded that appropriate actions are being taken by the Adviser to improve Fund performance and that additional time is required to evaluate the effectiveness of such actions.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). The Board considered the financial resources committed by the Adviser in structuring the Fund at the time of its initial public offering. As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that, in response to inquiries by the Contract Review Committee, the Adviser had agreed to implement a series of permanent reductions in management fees and that the first such reduction would be effective as of May 1, 2010. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Municipal Income Trust

OFFICERS AND TRUSTEES

Officers
Thomas M. Metzold
President

William H. Ahern, Jr.
Vice President

Cynthia J. Clemson
Vice President

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary and Chief Legal Officer

Paul M. O’Neil
Chief Compliance Officer
Trustees Ralph F. Verni Chairman Benjamin C. Esty Thomas E. Faust Jr. Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company and has no employees.

Number of Shareholders
As of May 31, 2010, our records indicate that there are 353 registered shareholders and approximately 9,033 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVN.

Investment Adviser and Administrator of Eaton Vance Municipal Income Trust
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Municipal Income Trust
Two International Place
Boston, MA 02110

151-7/10	CE-NASRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Municipal Income Trust

By:	/s/ Thomas M. Metzold Thomas M. Metzold
President

Date:	July 08, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	July 08, 2010

By:	/s/ Thomas M. Metzold

Thomas M. Metzold
President

Date:	July 08, 2010